                                                                    EXHIBIT 99.5

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma combined financial statements combines the historical consolidated balance sheets of T-3 and IHI as of September 30, 2001 and the statements of operations of T-3 and IHI for the year ended December 31, 2000 and for the nine months ended September 30, 2001 after giving effect to:

     - T-3's acquisitions of Cor-Val, Inc., Preferred Industries, Inc., O&M Equipment, Inc., Control Products of Louisiana, Inc., Coastal Electric Motors, Inc. and A&B Bolt & Supply, Inc.;

     - IHI's dispositions of Blastco Services Company, A&B Bolt & Supply, Inc., GHX, Inc., the Engineered Products Group and Beaird Industries, Inc.;

     - the conversion by First Reserve Fund VIII of $24.7 million in convertible notes along with the related accrued interest into equity of T-3;

     - the conversion by SJMB, L.P. of $3.5 million in principal and interest under a convertible note into equity of IHI, and a cash payment of $350,000 by IHI for accrued interest on that note;

     - the $46.8 million equity investment by First Reserve Fund VIII into T-3;

     - the refinancing of the combined company debt; and

     - the merger of T-3 and IHI;

as if all of these events had occurred January 1, 2000 for the statement of operations and September 30, 2001 for the balance sheet.

     For accounting purposes, the merger will be treated as if T-3 was the acquiror (a reverse acquisition) of IHI using the purchase method of accounting. Under the purchase method of accounting, the purchase price is allocated to the assets and liabilities of IHI acquired for accounting purposes by T-3 based upon the estimated fair values of such assets and liabilities on the date of acquisition. Any excess of the fair market value of the consideration given over the fair market value of the identifiable net assets acquired is reported as goodwill.

     Adjustments have been made to the unaudited pro forma combined financial statements of T-3 and IHI to reflect the financial impact of purchase accounting and other items had the acquisitions, dispositions, refinancings and merger taken place on January 1, 2000 for operating statements and September 30, 2001 for balance sheet statements. The pro forma adjustments are described in the accompanying notes and are based on preliminary estimates and certain assumptions that the management of the companies believe reasonable under the circumstances. The purchase accounting allocation is subject to change upon the receipt of appraisals and evaluation of recorded amounts of liabilities of IHI on the closing date. Management does not expect that differences between the preliminary and final purchase price allocation will have a material impact on the combined company's financial position or results of operations.

     The unaudited pro forma combined financial statements do not purport to be indicative of the results which would actually have been obtained had the acquisitions been effected on the pro forma dates, or of the results which may be obtained in the future. The unaudited pro forma combined financial statements in the opinion of management reflects all adjustments necessary to present fairly the data for such periods.

     The unaudited pro forma combined financial statements should be read in conjunction with the historical financial data and financial statements in the November 9, 2001 joint proxy statement-prospectus.

                  T-3 ENERGY SERVICES, INC., AND SUBSIDIARIES

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 2001
                                 (IN THOUSANDS)

                                                                             INDUSTRIAL HOLDINGS, INC.
                                                            ------------------------------------------------------------
                                                                               PRO FORMA DISPOSITION
                                                                                    ADJUSTMENTS
                                             T-3                          --------------------------------
                                    ENERGY SERVICES, INC.       IHI                                               IHI
                                         AS REPORTED        AS REPORTED    BEAIRD      GHX          EPG        PRO FORMA
                                    ---------------------   -----------   --------   --------     --------     ---------

              ASSETS
Current Assets:
  Cash and equivalents.............        $ 2,449           $  1,094     $   (525)  $     --     $     -- (A) $    569
  Accounts receivable-trade........         18,681             32,461      (14,621)    (2,809)          -- (A)   15,031
  Cost and estimated earnings in
    excess.........................             --              1,354       (1,354)        --           -- (A)       --
  Inventories......................         13,111             23,116       (9,049)    (4,658)          -- (A)    9,409
  Notes receivable, current
    portion........................             --                204        1,167       (107)         789 (A)    2,053
  Net assets of discontinued
    operations.....................             --             18,755           --         --      (18,755)(A)      --
  Other current assets.............            807                918         (571)       (37)          -- (A)      310
  Deferred income taxes............          1,823                 --           --         --                       --
                                           -------           --------     --------   --------     --------     --------
        Total current assets.......         36,871             77,902      (24,953)    (7,611)     (17,966)      27,372
Property and equipment, net........         16,121             32,402      (20,508)    (1,226)          --(A)    10,668
Notes receivable...................             --                130        2,333      1,500          430(A)     4,393
Other assets.......................          1,513              2,076           --         --           --(A)     2,076
Goodwill and other intangible
  assets...........................         43,391              7,015           --       (369)          --(A)     6,646
                                           -------           --------     --------   --------     --------     --------
        Total assets...............        $97,896           $119,525     $(43,128)  $ (7,706)    $(17,536)    $ 51,155
                                           =======           ========     ========   ========     ========     ========



                                      PRO FORMA
                                       MERGER        COMBINED
                                     ADJUSTMENTS     PRO FORMA
                                     -----------     ---------
              ASSETS
Current Assets:
  Cash and equivalents.............   $   (350)(F)   $  2,668
  Accounts receivable-trade........         --         33,712
  Cost and estimated earnings in
    excess.........................         --             --
  Inventories......................         --         22,520
  Notes receivable, current
    portion........................         --          2,053
  Net assets of discontinued
    operations.....................         --             --
  Other current assets.............         --          1,117
  Deferred income taxes............         --          1,823
                                      --------       --------
        Total current assets.......       (350)        63,893
Property and equipment, net........      4,284 (B)     31,073
Notes receivable...................         --          4,393
Other assets.......................     (1,432)(B)      2,157
Goodwill and other intangible
  assets...........................     42,236 (B)     94,273
                                         2,000 (J)
                                      --------       --------
        Total assets...............   $ 46,738       $195,789
                                      ========       ========


                                                                             INDUSTRIAL HOLDINGS, INC.
                                                            ------------------------------------------------------------
                                                                               PRO FORMA DISPOSITION
                                                                                    ADJUSTMENTS
                                             T-3                          --------------------------------
                                    ENERGY SERVICES, INC.       IHI                                               IHI
                                         AS REPORTED        AS REPORTED    BEAIRD      GHX          EPG        PRO FORMA
                                    ---------------------   -----------   --------   --------     --------     ---------
   LIABILITIES AND SHAREHOLDERS'
               EQUITY
Current Liabilities:
  Notes payable....................        $    --           $ 39,646     $     --   $ (3,229)    $(10,190)(A) $ 26,227
  Accounts payable, trade..........          9,549             19,977       (8,318)    (2,353)          --(A)     9,306
  Billings in excess of cost.......             --              3,178       (3,178)        --           --(A)        --
  Accrued expenses and other.......          6,538             12,013       (1,835)      (567)          --(A)     9,611
  Current portion long-term debt...          1,988             33,950       (6,000)      (213)      (4,216)(A)   23,521
                                           -------           --------     --------   --------     --------     --------
        Total current
          liabilities..............         18,075            108,764      (19,331)    (6,362)     (14,406)      68,665

Long-term debt.....................         30,646              4,800           --       (375)      (2,909)(A)    1,516
Convertible subordinated debt, from
  stockholder......................         23,000                 --                      --           --           --
Other long term liabilities........             --              2,749       (2,749)                     --(A)        --
Deferred income taxes payable......          1,796                305           --         --           --          305
                                           -------           --------     --------   --------     --------     --------
        Total liabilities..........         73,517            116,618      (22,080)    (6,737)     (17,315)      70,486
Shareholders' equity:
  Common stock.....................             --                185           --         --           --          185
  Additional paid in capital.......         21,861             58,932           --         --           --       58,932
  Warrants.........................             --                 --           --         --           --           --
  Retained earnings (accumulated
    deficit).......................          2,518            (52,938)     (21,048)      (969)        (221)(A)  (75,176)
  Treasury stock...................             --             (3,272)          --         --           --       (3,272)
                                           -------           --------     --------   --------     --------     --------
        Total shareholders'
          equity...................         24,379              2,907      (21,048)      (969)        (221)     (19,331)
                                           -------           --------     --------   --------     --------     --------
        Total liabilities and
          shareholders' equity.....        $97,896           $119,525     $(43,128)  $ (7,706)    $(17,536)    $ 51,155
                                           =======           ========     ========   ========     ========     ========


                                      PRO FORMA
                                       MERGER        COMBINED
                                     ADJUSTMENTS     PRO FORMA
                                     -----------     ---------
   LIABILITIES AND SHAREHOLDERS'
               EQUITY
Current Liabilities:
  Notes payable....................   $(26,227)(D)   $     --
  Accounts payable, trade..........         --         18,855
  Billings in excess of cost.......         --             --
  Accrued expenses and other.......      1,250(C)      13,333
                                           968(B)
                                        (1,718)(E)
                                          (424)(F)
                                        (4,605)(H)
                                         1,713(I)
  Current portion long-term debt...     (3,450)(F)      6,190
                                          (869)(D)
                                       (15,000)(H)
                                      --------       --------
        Total current
          liabilities..............    (48,362)        38,378

Long-term debt.....................     19,605(H)      34,063
                                         2,000(J)
                                       (19,704)(D)
Convertible subordinated debt, from
  stockholder......................    (23,000)(E)         --
Other long term liabilities........         --             --
Deferred income taxes payable......         --          2,101
                                      --------       --------
        Total liabilities..........    (69,461)        74,542
Shareholders' equity:
  Common stock.....................        755(G)         952
                                            28(F)
                                           (16)(B)
  Additional paid in capital.......    (37,925)(B)    117,127
                                        46,800(D)
                                          (755)(G)
                                        24,718(E)
                                         3,496(F)
  Warrants.........................        650(B)         650
  Retained earnings (accumulated
    deficit).......................     78,139(B)       2,518
                                        (1,250)(C)
                                        (1,713)(I)
  Treasury stock...................      3,272(B)          --
                                      --------       --------
        Total shareholders'
          equity...................    116,199        121,247
                                      --------       --------
        Total liabilities and
          shareholders' equity.....   $ 46,738       $195,789
                                      ========       ========

   See accompanying notes to unaudited pro forma combined financial statements.

                  T-3 ENERGY SERVICES, INC., AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                T-3 ENERGY SERVICES, INC.                      INDUSTRIAL HOLDINGS, INC.
                                      ---------------------------------------------    -----------------------------------------
                                                                                                        PRO FORMA
                                                                                                       DISPOSITION
                                                                                                       ADJUSTMENTS
                                        T-3                 PRO FORMA                    IHI      -------------------
                                         AS        A&B     ACQUISITION       T-3          AS        A&B
                                      REPORTED    BOLT     ADJUSTMENTS    PRO FORMA    REPORTED     BOLT      BEAIRD      GHX
                                      --------   -------   -----------    ---------    --------   --------   --------   --------
Sales................................ $62,148    $14,191      $  --        $76,339     $163,581   $(14,191)  $(56,825)  $(18,763)(F)
Cost of sales........................  41,680     10,278         --         51,958      130,772    (10,278)   (52,396)   (13,818)(F)
                                      -------    -------      -----        -------     --------   --------   --------   --------
Gross profit.........................  20,468      3,913         --         24,381       32,809     (3,913)    (4,429)    (4,945)
Selling, general and administrative..  12,896      2,888        (17)(A)     15,722       26,502     (2,888)    (4,084)    (4,017)(F)
                                                                (45)(B)
                                      -------    -------      -----        -------     --------   --------   --------   --------
        Total operating expenses.....  12,896      2,888        (62)        15,722       26,502     (2,888)    (4,084)    (4,017)
                                      -------    -------      -----        -------     --------   --------   --------   --------
Operating income.....................   7,572      1,025         62          8,659        6,307     (1,025)      (345)      (928)
Other income (expense):
  Interest expense...................  (3,488)        (6)      (594)(C)     (4,088)      (6,641)       337        326        290(G)
  Interest income....................      --         --         --             --           19         --         --         --
  Other income (expense).............      (6)        48                        42       (4,168)     4,120        (18)         5 (F)
                                      -------    -------      -----        -------     --------   --------   --------   --------
        Total other income
          (expense)..................  (3,494)        42       (594)        (4,046)     (10,790)     4,457        308        295
                                      -------    -------      -----        -------     --------   --------   --------   --------
Income before income taxes...........   4,078      1,067       (532)         4,613       (4,483)     3,432        (37)      (633)
Income taxes.........................   1,896         --        247(D)       2,143           28         --         (8)       (36)
                                      -------    -------      -----        -------     --------   --------   --------   --------
Net income from continuing
  operations......................... $ 2,182    $ 1,067      $(779)       $ 2,470     $ (4,511)  $  3,432   $    (29)  $   (597)
                                      =======    =======      =====        =======     ========   ========   ========   ========
Weighted average shares -- basic.....     218                                  218(E)    14,825
                                      =======                              =======     ========
EPS -- basic......................... $ 10.02                              $ 11.34(E)  $   (.31)
                                      =======                              =======     ========
Weighted average shares -- diluted...     375                                  429(E)    14,825
                                      =======                              =======     ========
EPS -- diluted....................... $  7.91                              $  8.79(E)  $   (.31)
                                      =======                              =======     ========


                                                   PRO FORMA
                                         IHI        MERGER      COMBINED
                                      PRO FORMA   ADJUSTMENTS   PRO FORMA
                                      ---------   -----------   ---------
Sales................................  $73,802      $   --      $150,141
Cost of sales........................   54,280          95(A)    106,333
                                       -------      ------      --------
Gross profit.........................   19,522         (95)       43,808
Selling, general and administrative..   15,513        (339)(B)    30,896
                                       -------      ------      --------
        Total operating expenses.....   15,513        (339)       30,896
                                       -------      ------      --------
Operating income.....................    4,009         244        12,912
Other income (expense):
  Interest expense...................   (5,688)      7,361(H)     (2,415)
  Interest income....................       19          --            19
  Other income (expense).............      (61)         --           (19)
                                       -------      ------      --------
        Total other income
          (expense)..................   (5,730)      7,361        (2,415)
                                       -------      ------      --------
Income before income taxes...........   (1,721)      7,605        10,497
Income taxes.........................      (16)      2,486(D)      4,613
                                       -------      ------      --------
Net income from continuing
  operations.........................  $(1,705)     $5,119      $  5,884
                                       =======      ======      ========
Weighted average shares -- basic.....   14,825                     9,523(M)
                                       =======                  ========
EPS -- basic.........................  $  (.12)                 $    .62
                                       =======                  ========
Weighted average shares -- diluted...   14,825                     9,729(M)
                                       =======                  ========
EPS -- diluted.......................  $  (.12)                 $    .60
                                       =======                  ========

        See accompanying notes to unaudited pro forma combined financial statements.

                  T-3 ENERGY SERVICES, INC., AND SUBSIDIARIES

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                 T-3 ENERGY SERVICES, INC.
                               -----------------------------------------------------------------------------------------
                                                                ACQUISITIONS (HISTORICAL)
                                          ---------------------------------------------------------------------
                                                                                 CONTROL
                                                                                 PRODUCTS      TPS
                                                      PREFERRED       O&M           OF       COASTAL               PRO FORMA
                                T-3 AS    COR-VAL,   INDUSTRIES,   EQUIPMENT,   LOUISIANA,   ELECTRIC     A&B     ACQUISITION
                               REPORTED     INC.        INC.          INC.         INC.       MOTORS     BOLT     ADJUSTMENTS
                               --------   --------   -----------   ----------   ----------   --------   -------   -----------
Sales........................  $25,683     $2,413      $3,808         $587        $6,171      $4,419    $39,041     $    --
Cost of sales................   15,901      1,182       2,526          436         3,815       1,894     30,162          63(A)
                               -------     ------      ------         ----        ------      ------    -------     -------
Gross profit.................    9,782      1,231       1,282          151         2,356       2,525      8,879         (63)
Selling, general and.........    6,037        853         641          186         1,865       2,438      8,081         395(B)
 administrative..............                                                                                            (265)(J)
                               -------     ------      ------         ----        ------      ------    -------     -------
Total operating expenses.....    6,037        853         641          186         1,865       2,438      8,081         130
Operating income (loss)......    3,745        378         641          (35)          491          87        798        (193)
Other income (expense):
Interest expense.............   (2,722)       (16)        (62)          --           (34)        (62)      (551)     (1,721)(C)
Interest income..............       --          5          --           --            --          --         --          --
Other income (expense).......      (20)        26          38           --            --          25         94          --
                               -------     ------      ------         ----        ------      ------    -------     -------
Total other income
 (expense)...................   (2,742)        15         (24)           0           (34)        (37)      (457)     (1,721)
Income (loss) before income
 taxes.......................    1,003        393         617          (35)          457          50        341      (1,914)
Income taxes.................      668         --         266           --            --           9         17         224(D)
                               -------     ------      ------         ----        ------      ------    -------     -------
Net income (loss) from
 continuing operations.......  $   335     $  393      $  351         $(35)       $  457      $   41    $   324     $(2,138)
                               =======     ======      ======         ====        ======      ======    =======     =======
Weighted average shares --
 basic.......................      143
                               =======
EPS -- basic.................  $  2.34
                               =======
Weighted average shares --
 diluted.....................      143
                               =======
EPS -- diluted...............  $  2.34
                               =======

                                         T-3 ENERGY SERVICES, INC.
                                         ----------------


                                                  T-3 PRO      IHI AS
                                                   FORMA      REPORTED
                                                  -------     --------
Sales........................                     $82,122     $186,201
Cost of sales................                     55,979      149,310
                                                  -------     --------
Gross profit.................                     26,143       36,891
Selling, general and.........                     20,231       40,149
 administrative..............
                                                  -------     --------
Total operating expenses.....                     20,231       40,149
Operating income (loss)......                      5,912       (3,258)
Other income (expense):
Interest expense.............                     (5,168)     (10,028)
Interest income..............                          5          103
Other income (expense).......                        163       (3,570)
                                                  -------     --------
Total other income
 (expense)...................                     (5,000)     (13,495)
Income (loss) before income
 taxes.......................                        912      (16,753)
Income taxes.................                      1,184          224
                                                  -------     --------
Net income (loss) from
 continuing operations.......                     $ (272)     $(16,977)
                                                  =======     ========
Weighted average shares --
 basic.......................                        216(I)    14,053
                                                  =======     ========
EPS -- basic.................                     $(1.26)     $ (1.21)
                                                  =======     ========
Weighted average shares --
 diluted.....................                        216(I)    14,053
                                                  =======     ========
EPS -- diluted...............                     $(1.26)(N)  $ (1.21)
                                                  =======     ========

                                                                  INDUSTRIAL HOLDINGS, INC.
                               -----------------------------------------------------------------------------------------------

                                   PRO FORMA DISPOSITION
                                        ADJUSTMENTS
                               -----------------------------                  PRO FORMA                PRO FORMA        PRO
                                           A&B                               ACQUISITION   IHI PRO      MERGER         FORMA
                               BLASTCO     BOLT      BEAIRD       GHX        ADJUSTMENTS    FORMA     ADJUSTMENTS     COMBINED
                               -------   --------   --------   ---------     -----------   --------   -----------     --------
Sales........................  $(3,450)  $(39,041)  $(40,089)  $ (24,378)(F)    $  --      $ 79,243     $    --       $161,365
Cost of sales................   (3,365)   (30,162)   (39,447)    (18,028)(F)       --        58,308         246(A)     114,533
                               -------   --------   --------   ---------        -----      --------     -------       --------
Gross profit.................      (85)    (8,879)      (642)     (6,350)          --        20,935        (246)        46,832
Selling, general and.........     (805)    (8,081)    (5,330)     (5,362)(F)       --        20,571        (458)(B)     40,344
 administrative..............
                               -------   --------   --------   ---------        -----      --------     -------       --------
Total operating expenses.....     (805)    (8,081)    (5,330)     (5,362)          --        20,571        (458)        40,344
Operating income (loss)......      720       (798)     4,688        (988)          --           364         212          6,488
Other income (expense):
Interest expense.............      233      1,011        434         421(G)      (706)(K)    (8,635)     10,582(H)      (3,221)
Interest income..............       --         --         --          (9)(F)                     94                         99
Other income (expense).......      523        (94)      (860)     (2,493)(F)       --        (6,494)         --         (6,331)
                               -------   --------   --------   ---------        -----      --------     -------       --------
Total other income
 (expense)...................      756        917       (426)     (2,081)        (706)      (15,035)     10,582         (9,453)
Income (loss) before income
 taxes.......................    1,476        119      4,262      (3,069)        (706)      (14,671)     10,794         (2,965)
Income taxes.................       --        (17)        --        (116)          --            91      (1,184)(D)         91
                               -------   --------   --------   ---------        -----      --------     -------       --------
Net income (loss) from
 continuing operations.......  $ 1,476   $    136   $  4,262   $  (2,953)       $(706)     $(14,762)    $11,978       $ (3,056)
                               =======   ========   ========   =========        =====      ========     =======       ========
Weighted average shares --
 basic.......................                                                                13,656(L)                   9,514 (M)
                                                                                           ========                   ========
EPS -- basic.................                                                              $  (1.08)                  $   (.32)
                                                                                           ========                   ========
Weighted average shares --
 diluted.....................                                                                13,656(L)                   9,514 (M)
                                                                                           ========                   ========
EPS -- diluted...............                                                              $  (1.08)(O)               $   (.32)(P)
                                                                                           ========                   ========

        See accompanying notes to unaudited pro forma combined financial statements.

                  T-3 ENERGY SERVICES, INC., AND SUBSIDIARIES

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

ADJUSTMENTS TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

     (A) To record the dispositions of GHX, EPG and Beaird, including the elimination of the assets and liabilities sold and to reflect the application of the sales proceeds (In thousands):

Sales proceeds.............................................  $ 34,203
Selling expenses...........................................    (1,369)
                                                             --------
Sales proceeds, net........................................    32,834
Debt assumption............................................    (6,432)
Notes receivable and consulting agreement..................    (6,219)
                                                             --------
Cash proceeds*.............................................    20,183
Net book value of assets sold..............................    55,072
                                                             --------
Loss on sale of GHX, EPG and Beaird........................  $(22,238)
                                                             ========

---------------

* Under the terms of IHI's agreement with its lender, the net cash proceeds of $20.2 million will be delivered directly to its lenders to reduce the term debt secured by the assets sold and to reduce the outstanding balance of IHI's line of credit.

     (B) To record the reverse acquisition of IHI by T-3. IHI exchanged approximately 75.5 million shares of IHI common stock and 3.25 million warrants for 100% of the outstanding stock of T-3, which includes the shares issued in connection with the conversion of $24.7 million in convertible debt and accrued interest to equity and the shares issued as a result of the $46.8 million additional equity investment made by First Reserve Fund VIII. Because of the controlling interest that the T-3 shareholders will have in the combined entity, among other factors, the transaction will be accounted for as a reverse acquisition which will result in the adjustment of the net assets of IHI to their estimated fair values required by purchase accounting. The net assets of T-3 are reflected in this transaction at their historical book values. The valuation of IHI's net assets is based upon the number of shares of common stock outstanding prior to the merger times the price per share for common stock and warrants of $1.28 per share, plus additional capitalized costs incurred by T-3 in connection with the transaction and by allocating the purchase price to the assets acquired and liabilities assumed. The excess of the total purchase price over the fair value of the net assets will be recorded as goodwill using the following assumptions (In thousands, except per share data):

IHI common stock outstanding...............................    16,979
Price per share for common stock and warrants..............  $   1.28
                                                             --------
Value of common stock outstanding..........................  $ 21,733
Intrinsic value of outstanding IHI options and warrants....        93
Estimated expenses incurred by T-3 attributable to the
  transaction..............................................     2,400
                                                             --------
Total purchase price.......................................    24,226
Fair value of net assets acquired, including historical
  goodwill.................................................   (18,010)
                                                             --------
Goodwill adjustment........................................  $ 42,236
                                                             ========

                  T-3 ENERGY SERVICES, INC., AND SUBSIDIARIES

                NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL
                           STATEMENTS -- (CONTINUED)

Fair value of net assets acquired:
  Current assets at net book value.........................  $ 27,372*
  Property and equipment at fair market value based upon
     third party appraisals and management's estimates.....    14,952
  Notes receivable and other assets at net book value......     6,469*
  Accounts payable and accrued expenses at net book value..   (18,917)*
  Transaction expenses.....................................    (2,963)
  Deferred income taxes (state)............................      (305)
  Notes payable and long-term debt.........................   (51,264)*
                                                             --------
Tangible assets at fair market value.......................   (24,656)
Net book value of historical goodwill......................     6,646
                                                             --------
Fair value of net assets acquired, including historical
  goodwill.................................................  $(18,010)
                                                             ========

---------------

* Management believes that net book value approximates fair market value.

     (C) To record estimated professional fees to be incurred by IHI in connection with the transaction which are expensed as incurred.

     (D) To record the $46.8 million in additional equity investment of First Reserve Fund VIII as if the merger closed on September 30, 2001, and the use of proceeds to reduce debt.

     (E) To record the conversion of (i) $9.0 million in convertible debt and related accrued interest payable to First Reserve Fund VIII and (ii) $15.7 million in convertible debt and related accrued interest payable to First Reserve Fund VIII into 210 shares of T-3 common stock.

     (F) To record the conversion of $3.5 million in convertible debt and related accrued interest payable to St. James, into 2.8 million shares of IHI common stock at $1.27 per share and to record an interest payment of $.35 million. On June 29, 2001, a second $3.45 million convertible note and $.3 million in accrued interest was converted into 3.3 million shares of IHI common stock at $1.15 per share.

     (G) To record the exchange of 100% of T-3's outstanding stock, including the shares issued in connection with the conversion of $24.7 million in convertible debt and accrued interest to equity and the shares issued as a result of the $46.8 million additional equity investment made by First Reserve Fund VIII, for 75.5 million shares of IHI common stock, $.01 par value and 3.25 million warrants at an exercise price of $1.28 per share.

     (H) To reflect the repayment of $15 million note payable to EnSerCo and the related accrued interest.

     (I) To record severance costs to be incurred upon consummation of the merger.

     (J) To record $2.0 million in bank fees and other costs associated with the new credit facility.

ADJUSTMENTS TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

     (A) To adjust historical depreciation expense as a result of the application of purchase accounting and the resulting change in the fair value of property and equipment acquired over their estimated useful lives.

     (B) To record adjustments to increase amortization expense from T-3 historical amounts as a result of goodwill recorded in connection with T-3's acquisitions that is amortized over its estimated useful life of 25 years. Goodwill recorded in connection with the pro forma merger adjustments has not been amortized in accordance with SFAS 141.

                  T-3 ENERGY SERVICES, INC., AND SUBSIDIARIES

                NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL
                           STATEMENTS -- (CONTINUED)

     (C) To adjust interest expense resulting from the debt incurred by T-3 to finance the acquisitions and to eliminate the incremental interest rate difference between the bridge financing provided by First Reserve Fund VIII to finance the T-3 acquisitions and the permanent financing used to replace the bridge financing.

                                       NINE MONTHS ENDED     YEAR ENDED
                                      SEPTEMBER 30, 2001  DECEMBER 31, 2000
                                      ------------------  -----------------
                                                  (IN THOUSANDS)
Elimination of historical interest
  expense on debt not assumed........        $ (6)             $ (695)
Elimination of incremental interest
  expense on bridge loan.............          --                (538)
New interest expense related to:
  9.8% GECC debt.....................          --               1,094
  Amortization of GECC capitalized
     financing fees..................          --                  60
  12% First Reserve Fund VIII $15
     million convertible debt........         600               1,800
                                             ----              ------
                                             $594              $1,721
                                             ====              ======

     (D) To adjust income taxes to recognize the federal statutory rate, including the effect of non-deductible items (primarily goodwill amortization) and additional state income tax expense, as follows:

                                                          T-3 PRO FORMA             MERGER
                                                     ACQUISITION ADJUSTMENTS      ADJUSTMENT*
                                                    -------------------------   ---------------
                                                 SEPTEMBER 2001 DECEMBER 2000   SEPTEMBER  2001
                                                 -------------- -------------   ---------------
                                                                (IN THOUSANDS)
Tax at statutory rate on pro forma adjustments and
  for the nine months ended September 30, 2001,
  IHI pro forma income............................    $182          $(31)         $2,000
Effect of non-deductible items....................      38           259              37
State income taxes................................      27            (4)            449
                                                      ----          ----          ------
                                                      $247           224          $2,486
                                                      ====          ====          ======

---------------

* IHI, because of its net operating loss carryforwards, recognizes no federal income tax expense in its pro forma disposition adjustments. However, income tax expense is recognized on IHI pretax income as part of the merger pro forma adjustment. Because of the combined losses on a pro forma basis for 2000, income tax expense is adjusted to reflect only state income tax expense.

                  T-3 ENERGY SERVICES, INC., AND SUBSIDIARIES

                NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL
                           STATEMENTS -- (CONTINUED)

     (E) T-3 pro forma earnings per share is calculated as follows:

                                                            SEPTEMBER 2001
                                                            --------------
Numerator:
  Net income...............................................   $2,470
  Interest on convertible debt, net of tax.................    1,298
                                                              ------
  Net income before interest on convertible debt...........   $3,768
                                                              ======
Denominator:
  Weighted average of common shares outstanding -- basic...      218
  Shares issued for assumed conversion of employee stock
     options...............................................        1
  Shares for $24.7 million in convertible debt.............      210
                                                              ------
  Weighted average of common shares outstanding and assumed
     conversions -- diluted................................      429
                                                              ======
Earnings per share:
  Basic....................................................    11.34
  Diluted..................................................     8.79

     (F) To eliminate the historical results of operations which were eliminated as a result of the dispositions of Blastco, A&B Bolt, GHX and Beaird and to eliminate a loss of $4.3 million on the sale of A&B.

     (G) To adjust historical interest expense for the reduction in debt attributable to the proceeds from the dispositions and for historical interest expense on debt assumed by the purchasers of Blastco, GHX and Beaird.

                                           SEPTEMBER 2001   DECEMBER 2000
                                           --------------   -------------
Blastco:
  Proceeds used to repay debt................   $   --        $2,000
  Interest rate..............................       --            11%
                                                ------        ------
       Subtotal..............................       --            55
  Historical interest expense on $5.9 million
     in debt assumed by purchaser............       --           178
                                                ------        ------
          Total..............................   $   --        $  233
                                                ======        ======
A&B:
  Proceeds used to repay debt................   $9,072        $9,072
  Interest rate..............................       11%           11%
                                                ------        ------
          Total..............................   $  337        $1,011
                                                ======        ======
Beaird:
  Debt assumed by purchaser..................   $6,000        $6,000
  Interest rate..............................        7%            7%
                                                ------        ------
          Total..............................   $  326        $  434
                                                ======        ======

                  T-3 ENERGY SERVICES, INC., AND SUBSIDIARIES

                NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL
                           STATEMENTS -- (CONTINUED)

                                               SEPTEMBER 2001   DECEMBER 2000
                                               --------------   -------------
GHX:
  Proceeds used to repay debt................      $3,468          $3,468
  Interest rate..............................        10.2%           11.2%
                                                   ------          ------
       Subtotal..............................         266             389
  Historical interest expense on $.45 million
     debt assumed by purchaser...............          24              32
                                                   ------          ------
          Total..............................      $  290          $  421
                                                   ======          ======

     (H) To adjust historical interest expense for the conversion of $28.2 million in convertible debt to equity, for the reduction in debt attributable to the additional equity of $46.8 million net of the payment of merger expenses and the reduction in interest rate to the estimated rate for the new credit facility.

                                                           SEPTEMBER 2001   DECEMBER 2000
                                                           --------------   -------------
                                                                   (IN THOUSANDS)
Elimination of historical pro forma interest expense...       $(9,776)        $(13,803)
New interest expense on 8.0% credit facility*..........       $ 2,415         $  3,221
                                                              -------         --------
Reduction in interest expense..........................       $(7,361)        $(10,582)
                                                              =======         ========

---------------

* A one-eighth percent variance in expected interest rates would result in a $.05 million increase or decrease in pro forma annual interest expense.

     (I) To increase outstanding common stock for the effect of (i) the 8,000 shares of T-3 common stock issued in connection with the acquisitions of Cor-Val and Preferred as if these shares were outstanding for the full year, (ii) the 186,000 shares sold in a private placement to finance the acquisition of Preferred as if these shares were outstanding for the full year, and (iii) the 20,000 shares sold in a private placement to finance the acquisition of Control Products of Louisiana, Inc. as if these shares were outstanding for the full year.

     (J) To adjust operating expenses to reflect the net reduction of salaries and related benefits of owners and officers of certain companies acquired by T-3, whose positions and salaries have been eliminated and have not been replaced pursuant to contractual agreements resulting from the acquisitions, to increase operating expenses for amortization of non-compete agreements entered into with owners and officers and to eliminate transaction expenses incurred by the acquired companies in connection with the acquisitions.

     (K) To adjust historical interest expense for the $6.9 million 11% convertible notes entered into as part of the purchase price of Orbitform.

     (L) To decrease outstanding common stock for the effect of 1.6 million shares of common stock returned to IHI as part of the consideration received in the sale of Blastco.

                  T-3 ENERGY SERVICES, INC., AND SUBSIDIARIES

                NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL
                           STATEMENTS -- (CONTINUED)

     (M) Outstanding shares (after giving effect to a one-for-ten reverse stock split being implemented as part of the reincorporation) are increased for:

                                                              SEPTEMBER 2001   DECEMBER 2000
                                                              --------------   -------------
IHI shares outstanding at September 30, 2001................        1,698          1,698
Conversion of second St. James convertible debenture to
  equity....................................................          277            277
IHI common stock issued in exchange for outstanding T-3
  common stock..............................................        7,548          7,539
                                                                  -------        -------
Weighted average of common shares outstanding -- basic......        9,523          9,514
Shares issued for assumed conversion of warrants and
  employee stock options....................................          206            --
                                                                  -------        -------
Weighted average of common shares outstanding and assumed
  conversions -- diluted....................................        9,729          9,514
                                                                  =======        =======

     (N) .2 million shares of common stock related to T-3's convertible subordinated debt were not included in the computation of diluted earnings
(loss) per share because their inclusion would have been anti-dilutive.

     (O) 4.7 million shares of common stock related to convertible debt, 2.6 million options and 10.6 million warrants were not included in the computation of diluted earnings (loss) per share because their inclusion would have been anti-dilutive.

     (P) .4 million options and 1.4 million warrants (after giving effect to the one-for-ten reverse stock split being implemented as part of the reincorporation) were not included in the computation of diluted earnings (loss) per share because their inclusion would have been anti-dilutive.